UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2015

InterCloud Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	0963722
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1030 Broad Street Suite 102 Shrewsbury, NJ 07702	07702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 898-6308

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

a) On September 25, 2015, InterCloud Systems, Inc., a Delaware corporation (the “Company”) dismissed BDO USA, LLP (“BDO”) as the Company’s principal independent accountants, effective as of such date. The dismissal of BDO was approved by the Board of Directors of the Company.

BDO’s report on the Company’s financial statements as of and for the fiscal years ended December 31, 2014 and 2013, did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2014 and 2013 and the subsequent interim period through September 25, 2015, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in connection with its report. None of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K occurred during the period in which BDO served as the Company’s principal independent accountants.

In accordance with Item 304(a)(3), the Company has provided BDO with a copy of this disclosure and has requested that BDO furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from BDO addressed to the U.S. Securities and Exchange Commission is filed as Exhibit 16.1 to this Current Report on Form 8-K.

b) On September 25, 2015, Grant Thornton LLP (“Grant Thornton”) was engaged as the Company’s new principal independent accountants to audit the Company’s financial statements for the fiscal year ended December 31, 2015. The engagement of Grant Thornton was approved by the Board of Directors of the Company.

During the Company’s fiscal years ended December 31, 2014 and 2013 and the subsequent interim period through September 25, 2015, the Company has not consulted with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and Grant Thornton did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

16.1	Letter from BDO USA, LLP, dated September 30, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCLOUD SYSTEMS, INC.

Date: September 30, 2015	By:	/s/ Mark E. Munro
Mark E. Munro Chief Executive Officer

3